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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 31, 2002

                               BJ SERVICES COMPANY
             (Exact name of registrant as specified in its charter)

            Delaware                      001-10570             63-0084140
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
         incorporation)                                     Identification No.)

                5500 Northwest Central Drive
                       Houston, Texas                            77092
          (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (713) 462-4239
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Item 2. Acquisition or Disposition of Assets

     On May 31, 2002 BJ Services Company (the "Company") acquired OSCA, Inc. ("OSCA"). OSCA shareholder action approving the transaction was effected by a written consent action from Great Lakes Chemical Corporation ("Great Lakes"), the holder of approximately 92% of the voting power of OSCA's common stock. The acquisition was effected by the merger (the "Merger") of BJTX, Co., a wholly-owned subsidiary of the Company, with and into OSCA, with OSCA surviving the Merger as a wholly-owned subsidiary of the Company. OSCA provides specialized oil and natural gas well completion fluids, stimulation services and downhole completion tools to exploration and production companies, primarily in the Gulf of Mexico and in select international markets. OSCA's products and services are used in preparing the well for production and enhancing recovery of oil and natural gas.

     OSCA owns an office facility in Lafayette, Louisiana that serves as its corporate headquarters. OSCA has 10 sales offices, including 3 in the United States and 7 in the international regions that OSCA serves. Distribution and logistics are provided through 21 distribution sites, with 11 in the United States and 10 in key international locations. OSCA's assets include an owned facility on land leased in Port Fouchon, Louisiana used by OSCA as a completion fluid distribution facility, an owned facility in Geismar, Louisiana used by OSCA primarily as a manufacturing facility for the manufacture of calcium chloride, an owned completion tools research and development and testing facility in Houston, Texas, an owned facility in Lafayette, Louisiana used as a distribution center for tools, fluids and services, and other equipment used by OSCA in its businesses, including well stimulation equipment installed on three marine vessels chartered from third parties. OSCA also leases a facility in Mansfield, Texas, which houses manufacturing for OSCA's downhole completion tools. The Company intends to continue to operate the businesses currently operated by OSCA and combine its facilities with those of OSCA where appropriate.

     Total consideration for the acquisition of OSCA consisted of approximately $460 million, including approximately $35 million in debt assumed by the Company. Under the terms of the Agreement and Plan of Merger dated as of February 20, 2002, among the Company, BJTX, Co. and OSCA, by virtue of the Merger, each share of Class A common stock, par value $0.01 per share, and each share of Class B common stock, par value $0.01 per share, of OSCA issued and outstanding immediately prior to the Merger were converted into the right to receive $28.00 in cash without interest.

     On April 24, 2002, the Company sold $516.4 million of convertible senior notes (with gross proceeds of $408.4 million) in a private placement transaction to finance a substantial portion of the cost of the acquisition of OSCA.

     Great Lakes currently sells certain bromine products to OSCA under a bromine supply agreement. OSCA uses these products in fluids it sells to its customers. The Company will have 90 days from the transaction effective date in which to evaluate the economic terms of the supply agreement. The Company has the right to cancel such agreement at any time within the 90-day period.

     Attached as Exhibit 2.1 and incorporated herein by reference is the Agreement and Plan of Merger, dated as of February 20, 2002, among BJ Services Company, BJTX, Co. and OSCA, Inc.

Forward-Looking Statements

     This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934 concerning, among other things, the Company's prospects, expected revenues, expenses and profits, developments and business strategies for its operations, all of which are subject to certain risks, uncertainties and assumptions. These forward-looking statements are identified by their use of terms and phrases such as "expect," "estimate," "project," "believe," "achievable," "anticipate" and similar terms and phrases. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Such statements are subject to general economic and business conditions, conditions in the oil and natural gas industry, fluctuating prices of crude oil and natural gas, weather conditions that affect conditions in the oil and natural gas industry, the business opportunities that may be presented to and pursued by the Company, the Company's ability to integrate the OSCA operations and to realize the costs synergies it expects to realize in the merger with OSCA, and changes in law or regulations and other factors, many of which are beyond the control of the Company. Should one or more of
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these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated or projected. The Company assumes no obligation to update its forward-looking statements.

Item 5. Other Events

     Attached as Exhibit 3.1 are the Bylaws of the Company, amended to correct the following typographical errors in the Bylaws previously filed as Exhibit 3.4 to the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2002:

     o Article III, Section 12 (Meetings and Action of Committees) - The Bylaws filed with the Form 10-Q incorrectly showed changes in this Section.

     o Article VI, Section 6 (Manner of Giving Notice) - The Bylaws filed with the Form 10-Q failed to include changes made in this Section.

     Exhibit 3.1 attached to this Form 8-K reflects the correct language for each of these Sections.

Item 7. Financial Statements and Exhibits

         (a)   Financial statements of the business acquired.

               The required historical financial statements of the business acquired will be filed by amendment to this Form 8-K within the time period required by Item 7 of Form 8-K.

         (b)   Pro forma financial information.

               The required pro forma financial information will be filed by amendment to this Form 8-K within the time period required by
               Item 7 of Form 8-K.

         (c)   Exhibits

         2.1 Agreement and Plan of Merger, dated as of February 20, 2002, among BJ Services Company, BJTX, Co. and OSCA, Inc. (incorporated by reference to Annex A of the Definitive Information Statement on Schedule 14C filed by OSCA, Inc. on April 29, 2002).

         3.1   Bylaws of the Company, as amended as of March 28, 2002.

Item 9. Regulation FD Disclosure

     Based on information available to management as of the date hereof, BJ Services believes that it can achieve $15 million to $20 million in operating cost synergies in the acquisition of OSCA and expects the merger to be earnings accretive in fiscal 2003.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 BJ SERVICES COMPANY

                                 By:      /s/ Margaret Barrett Shannon
                                    -----------------------------------------
                                          Margaret Barrett Shannon
                                          Vice President -- General
                                          Counsel and Secretary

Date:    June 14, 2002